Exhibit 10.20

STOCK OPTION EXTENSION AGREEMENT

This Stock Option Extension Agreement (“Agreement”) is entered into and effective as of June 1, 2006, by and between Cytori Therapeutics, Inc., a Delaware corporation located at 3020 Callan Road, San Diego, CA 92121 (the “Company”), and Charles E. Galetto, an employee of the Company with a residence address of 12445 Figtree Street, San Diego, CA 92131 (the “Optionee”).

WHEREAS, as of May 31, 2006 Optionee shall hold a combined total of 204,997 vested stock options to purchase shares of the Company’s common stock pursuant to the Company’s 1997 Incentive Stock Option Plan (the “1997 Plan”) and the Company’s 2004 Employee Stock Option Plan (the “2004 Plan”) (collectively the “Plans”); and

WHEREAS, subject to certain restrictions and conditions on the sale of shares of the Company’s common stock held by Optionee, the Company agrees to modify the Plan agreements to extend the expiration dates for the exercise of stock options under the Plans; and

NOW, THEREFORE, the Company and the Optionee agree as follows:

(a)  The right of the Optionee to exercise Two Hundred and Four Thousand, Nine Hundred and Ninety Seven (204,997) fully vested Plan stock options (as specified on Exhibit I) is hereby extended to December 31, 2007, irrespective of the date that his services to the Company terminate.

(b)  The exercise extension provided for above is subject to the following conditions and restrictions on Optionee’s right to sell shares of the company stock:

(i) Immediately upon termination of Optionee’s employment by the Company as provided for in the Part-Time Employment Agreement between the Company and Optionee, Optionee shall execute and sign a full release of all claims against the Company in the form attached as Exhibit II, which is that Company’s standard employment related release of claims.

(ii) No shares of common stock of the Company owned by Optionee may be sold by or on behalf of Optionee during the initial 90-day period from May 15, 2006 through August 12, 2006; (b) Optionee may sell up to 51,250 shares of common stock owned by him beginning August 13, 2006; (c) and Optionee may sell an additional 51,249 beginning on November 11th and each ninety days thereafter until 100% of his shares of common stock by Optionee shall be fully tradable on May 9, 2007, provided that the restrictions listed above shall be eliminated once the per-share trading price of the Company’s common stock on the Nasdaq exchange closes at or above $13 per share, or if the 30 day average daily stock volume reaches 50,000 shares.

(c)  Except as specifically set forth herein to the contrary, all other terms and conditions of the Plans and the Plan Agreements shall remain in full force and effect.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

OPTIONEE:	COMPANY:

Charles E. Galetto	Cytori Therapeutics, Inc.

/s/ Charles E. Galetto	By:	/s/ Mark E. Saad
Name: Mark E. Saad
Phone: 858-271-7988	Title: Chief Financial Officer
Fax: 858-695-0781	Phone: (858) 458-0900
E-Mail: galetto@san.rr.com	Fax: (858) 458-0994

Date: 5/24/2006	Date: 5/23/2006

EXHIBIT I

Participant Statement

As of May 31, 2006

Cytori Therapeutics, Inc.

Charles E. Galetto

Stock Class:  CYTX     |     Currency:  USD ($)

Plan:  1997 Stock Plan

Grant Date/ ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Exercisable	Future Vesting Increments	Future Exercisability Increments

Apr 24, 2000 000000041	Apr 24, 2010	ISO	33333.000	3.000	33333.000	33333.000	Fully Vested	Fully Exercisable

Apr 24, 2000 000000042	Apr 24, 2010		66667.000	3.000	66667.000	66667.000	Fully Vested	Fully Exercisable

Jan 03, 2001 000000265	Jan 03, 2011	ISO	20000.000	7.060	20000.000	20000.000	Fully Vested	Fully Exercisable

Feb 08, 2002 000000364	Feb 08, 2012	ISO	30000.000	3.090	30000.000	30000.000	Fully Vested	Fully Exercisable

Jan 28, 2003 000000421	Jan 28, 2013	ISO	35000.000	4.400	35000.000	29,166.000	729.000 on Jun 28, 2006	729.000 on Jun 28, 2006

							729.000 on Jul 28, 2006	729.000 on Jul 28, 2006

							729.000 on Aug 28, 2006	729.000 on Aug 28, 2006

							729.000 on Sep 28, 2006	729.000 on Sep 28, 2006

							729.000 on Oct 28, 2006	729.000 on Oct 28, 2006

							There are future increments past this date	There are future increments past this date

Jun 02, 2004 000000453	Jun 02, 2014	ISO	22603.000	4.160	22603.000	9581.000	521.000 on Jun 02, 2006	521.000 on Jun 02, 2006

							521.000 on Jul 02, 2006	521.000 on Jul 02, 2006

							521.000 on Aug 02, 2006	729.000 on Aug 02, 2006

							521.000 on Sep 02, 2006	729.000 on Sep 02, 2006

							521.000 on Oct 02, 2006	729.000 on Oct 02, 2006

							There are future increments past this date	There are future increments past this date

Jun 02, 2004 000000454	Jun 02, 2014		2397.000	4.160	2397.000	2397.000	Fully Vested	Fully Exercisable

Totals for Plan: 1997 Stock Plan			210000.000		210000.000	191144.000

EXHIBIT I

Participant Statement

As of May 31, 2006

Cytori Therapeutics, Inc.

Charles E. Galetto

Stock Class:  CYTX     |     Currency:  USD ($)

Plan:  2004 Equity Incentive Plan

Grant Date/ ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Exercisable	Future Vesting Increments	Future Exercisability Increments

Feb 02, 2005 000000481	Feb 02, 2015	NQSO	35000.000	3.120	35000.000	10937.000	729.000 on Jun 02, 2006	729.000 on Jun 02, 2006

							729.000 on Jul 02, 2006	729.000 on Jul 02, 2006

							729.000 on Aug 02, 2006	729.000 on Aug 02, 2006

							729.000 on Sep 02, 2006	729.000 on Sep 02, 2006

							730.000 on Oct 02, 2006	730.000 on Oct 02, 2006

							There are future increments past this date	There are future increments past this date

Jan 24, 2006 0000.120	Jan 24, 2016	NQSO	35000.000	7.040	35000.000	2916.000	729.000 on Jun 24, 2006	729.000 on Jun 24, 2006

							729.000 on Jul 24, 2006	729.000 on Jul 24, 2006

							730.000 on Aug 24, 2006	730.000 on Aug 24, 2006

							729.000 on Sep 24, 2006	729.000 on Sep 24, 2006

							729.000 on Oct 24, 2006	729.000 on Oct 24, 2006

							There are future increments past this date	There are future increments past this date

Totals for Plan: 2004 Equity Incentive Plan			70000.000		70000.000	13853.000

Totals for CYTX			280000.000		280000.000	204997.000

EXHIBIT II

GENERAL RELEASE AGREEMENT

This General Release Agreement (the “Agreement”) is made and entered into by and between CYTORI THERAPEUTICS, INC. (Company) and CHARLES E. GALETTO.

WHEREAS, CHARLES E. GALETTO has been employed by CYTORI THERAPEUTICS, INC. as Senior Vice President, Finance and Administration / Treasurer since April 2000;

WHEREAS, for sound business reasons and in the best interests of CHARLES E. GALETTO and the Company,  the Company and CHARLES E. GALETTO have agreed to end CHARLES E. GALETTO’s employment with the Company effective December 15, 2006.

WHEREAS, CHARLES E. GALETTO and the Company do not anticipate that there will be any disputes between them or legal claims arising out of CHARLES E. GALETTO’s separation from the Company, the parties nevertheless desire to ensure a completely amicable parting and to settle fully and finally any and all differences or claims that might otherwise arise out of CHARLES E. GALETTO’s employment with the Company relative to the termination of his employment;

NOW, THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1.                                       Separation from Employment Relationship.  The employment relationship shall terminate and cease as of December 15, 2006 (Separation Date).

2.                                       Consideration.     In consideration of CHARLES E. GALETTO entering into this General Release Agreement, CYTORI agreed to the terms of the Stock Option Extension Agreement effective June 1, 2006.

3.                                       Confidentiality.    The parties understand and agree that this Agreement, and the matters discussed in negotiating its terms, are entirely confidential.  It is therefore expressly understood and agreed that CHARLES E. GALETTO will not reveal, discuss, publish or in any way communicate any of the terms, amount or fact of this Agreement to any person, organization or other entity, except as may be required by law and except to Employee’s immediate family members and professional representatives, who shall be informed of and bound by this confidentiality clause. It is also agreed and understood that Company may make any disclosure of the terms of the Agreement as may be required by law.

4.                                       Release of Claims.               CHARLES E. GALETTO, for himself and his heirs, successors and assigns, does hereby agree to waive, release, acquit and forever discharge Company, and Company’s parents, subsidiaries, affiliates, and related entities or companies, and all past and present officers, directors, shareholders, employees, agents, partners, attorneys, heirs, successors, and assigns, (hereinafter “Released Parties”) from any and all claims, actions, charges, complaints and causes of action (hereinafter collectively referred to as “claims”), of whatever nature, whether known or unknown, which exist or may exist on CHARLES E. GALETTO’s behalf against Released Parties as of the date of this Agreement, including but not limited to any and all tort claims, contract claims, wage claims, commission claims, bonus claims, overtime claims, wrongful termination claims, public policy claims, retaliation claims, statutory claims, personal injury claims, emotional distress claims, privacy claims, defamation claims, fraud claims, and any and all claims arising under any federal, state or other governmental statute, law, regulation or ordinance relating to employment, including but not limited to Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family and Medical Leave Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the California Labor Code, and the California Fair Employment and Housing Act covering discrimination in employment, including race, color, religious creed, national origin, ancestry, physical or mental disability, medical condition, marital status, military status, family care leave, pregnancy, sex, sexual orientation, age, and harassment or retaliation.

5.                                       Waiver of Rights Under Section 1542.  It is further understood and agreed that CHARLES E. GALETTO hereby expressly waives and relinquishes any and all claims, rights or benefits that he may have under California Civil Code section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known by his must have materially affected his settlement with the debtor.”

In connection with such waiver and relinquishment, CHARLES E. GALETTO acknowledges that he may hereafter discover claims or facts in addition to or different from those which he now knows or believes to exist with respect to the matters released herein, and he expressly agrees to fully, finally and forever settle and release any and all claims, known or unknown, suspected or unsuspected, which exist or may exist on his behalf against the Released Parties at the time of execution of this

Agreement, including, but not limited to, any and all claims relating to or arising from his employment with Company or the termination of that employment.

6.                                       Continuing Obligations Regarding Confidential or Proprietary Information. CHARLES E. GALETTO agrees to abide by all the surviving provisions of the Confidentiality and Assignment of Inventions Agreement which he executed on April 24, 2000 and the Nondisclosure Agreement which he executed on April 24, 2000, including but not limited to, promises to protect all confidential and proprietary information of Company.

7.                                       Release Of Age Discrimination Claims.  CHARLES E. GALETTO agrees to the release of all known and unknown claims, including expressly the waiver of any rights or claims arising out of the Federal Age Discrimination in Employment Act (“ADEA”) 29 U.S.C.  § 621, et seq., and in connection with such waiver:

a.             CHARLES E. GALETTO is hereby advised to consult with an attorney prior to signing this Agreement.

b.             CHARLES E. GALETTO shall have a period of twenty-one (21) days from the date of receipt of this Agreement in which to consider the terms of the Agreement.  CHARLES E. GALETTO may at his option execute this Agreement at any time during the 21-day period.

c.             CHARLES E. GALETTO may revoke this Agreement at any time during the first seven (7) days following his execution of this Agreement, and this Agreement shall not be effective or enforceable until the seven-day period has expired.

8.                                       Employer Property And Trade Secrets.  CHARLES E. GALETTO will return to Company any and all of its property and documents which he may have in his possession. Including but not limited to the following:

•                  Any proprietary devices and equipment, cameras, computers, video equipment etc.

•                  Any Company information, including electronic files, hard copies etc.

CHARLES E. GALETTO further agrees never to disclose to any person or entity any confidential or proprietary information of or about Company, except upon the express authorization and consent of Company.

9.                                       Non-Disparagement.  CHARLES E. GALETTO agrees that he will not at any time defame, disparage or impugn the reputation of Company or any employees of Company in any future communications with any third-party or entity.  “Disparage,” as used in this Agreement, means to make any statement, written or oral, that casts the Company in a negative light of any kind, or implies or attributes any negative quality to the Company.

10.                                 Ownership of Claims.  CHARLES E. GALETTO represents and warrants that he is the sole and lawful owner of all rights, title and interest in and to all released matters, claims and demands as herein contained and that there has been no assignment or other transfer of any interest of any claim or demand which he may have against Company.

11.                                 Successors and Assigns.  It is further expressly understood and agreed by CHARLES E. GALETTO that this Agreement and all of its terms shall be binding upon each party’s respective representatives, heirs, executors, administrators, successors and assigns.

12.                               No Admission Of Wrongdoing. This Agreement shall not in any way be construed as an admission by the released parties of any acts of wrongdoing whatsoever against CHARLES E. GALETTO or any other person.

13.                               Entire Agreement. This General Release Agreement sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.

14.                               Venue. Any proceeding brought to enforce this agreement shall be brought in San Diego Co., CA.

15.                                 Construction.  If any provision herein shall be deemed void, invalid, unenforceable, or otherwise stricken, in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it valid and enforceable. The parties hereby agree to substitute a valid provision that will most closely approximate the economic/legal effect and intent of the invalid provision. The parties agree to execute any additional documents that may reasonably be necessary to effectuate the purposes of this agreement.

I HAVE READ AND CAREFULLY CONSIDERED THIS SEPARATION AGREEMENT AND GENERAL RELEASE, AND HAVE HAD A REASONABLE PERIOD OF TIME TO CONSIDER THIS AGREEMENT PRIOR TO SIGNING.  COMPANY HAS INDICATED THAT I AM FREE TO DISCUSS THIS AGREEMENT WITH MY FAMILY AND HAVE IT REVIEWED BY MY ATTORNEY PRIOR TO SIGNING IF I SO DESIRE. I AM SIGNING THIS AGREEMENT FREELY AND VOLUNTARILY.

Signed:		Date:
CHARLES E. GALETTO

CYTORI THERAPEUTICS, INC.

Signed:		Date:
MARK E. SAAD
CFO